Offerings - Offering: 1	Aug. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.500% InterNotes Due August 15, 2031
Amount Registered	398,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 398,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 54.96
Offering Note	None